UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): June 4, 2004


                            FACTORY 2-U STORES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

           1-10089                                      51-0299573
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   (Commission File Number)                 (IRS Employer Identification No.)


                  4000 RUFFIN ROAD, SAN DIEGO, CALIFORNIA 92123
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                    (Address of principal executive office)

       Registrant's telephone number, including area code: (858) 627-1800


                                       NA
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          (Former name or former address, if changed since last report)

         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Factory 2-U Stores, Inc. under the Securities Act of 1933, as amended.



Item 9. Regulation FD Disclosure

         On June 4, 2004, we announced that the U.S. Bankruptcy Court in Wilmington, Delaware (the "Court") has issued an order extending through December 3, 2004 the period in which we have the exclusive right to file a proposed Plan of Reorganization. In addition, we announced that, as part of our continuing plan to strengthen our financial performance, we have filed a motion with the Court seeking authorization to close 23 underperforming stores. The full text of this press release is furnished with this report as Exhibit 99.1.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FACTORY 2-U STORES, INC.

     June 4, 2004                       By:/s/ Norman Dowling
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        Date                               Norman Dowling
                                           Chief Financial Officer



                                  Exhibit Index



Exhibit No.        Description
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  99.1             Press release of Factory 2-U Stores, Inc. dated June 4, 2004.